Exhibit 99.1

TPG Mortgage Investment Trust, Inc. Reports Second Quarter 2026 Results

NEW YORK, NY, August 10, 2026 / Business Wire - TPG Mortgage Investment Trust, Inc. ("MITT," "we," the "Company," or "our") (NYSE: MITT) today reported financial results for the quarter ended June 30, 2026.

MANAGEMENT REMARKS

"Despite a challenging interest rate environment, our disciplined leverage profile, consistent capital rotation into high-returning residential credit strategies, and strong momentum at Arc Home produced EAD of $0.24 per share for the second quarter, fully covering our dividend while increasing our book value to $10.00 per share," said T.J. Durkin, Chief Executive Officer and President. "Looking ahead, we believe our definitive agreement to acquire Cherry Hill Mortgage Investment Corporation will significantly enhance our scale and long-term earnings power by expanding our equity capital base, driving meaningful cost synergies, and incorporating complementary, durable cash flows. We are confident in our positioning and the compelling opportunities ahead to deliver for our shareholders.”

SECOND QUARTER FINANCIAL HIGHLIGHTS

•$10.00 Book Value per share as of June 30, 2026(1)
◦Quarterly economic return on equity of 2.7%(2)
•$0.29 of Net Income/(Loss) Available to Common Stockholders per diluted common share(3)
•$0.24 of Earnings Available for Distribution ("EAD") per diluted common share(3),(4)
•$0.24 dividend per common share declared in the second quarter of 2026

INVESTING AND FINANCING HIGHLIGHTS

•$7.7 billion Investment Portfolio as of June 30, 2026(5)
◦0.7% Net Interest Margin, which includes a 0.02% benefit from the net interest component of our interest rate swaps(6)
•$46.4 million investment in Arc Home as of June 30, 2026 determined using a valuation multiple of 1.05x book value(7)
•$7.3 billion of financing as of June 30, 2026(5)
◦$6.3 billion of non-recourse and $1.0 billion of recourse financing
◦13.4x GAAP Leverage Ratio and 1.8x Economic Leverage Ratio(8)
•$111.6 million of total liquidity as of June 30, 2026(9)

DIVIDENDS

•On June 16, 2026, declared a second quarter dividend of $0.24 per common share
•On July 30, 2026, declared quarterly cash dividends of $0.51563, $0.50, and $0.664786 per share on our Series A, Series B, and Series C Preferred Stock, respectively, payable on September 17, 2026 to preferred shareholders of record on August 31, 2026

STOCKHOLDER CALL

The Company invites stockholders, prospective stockholders, and analysts to participate in MITT’s second quarter earnings conference call on Monday, August 10, 2026 at 8:30 a.m. Eastern Time.

To participate in the call by telephone, please dial (800) 347-6865 at least five minutes prior to the start time. International callers should dial (203) 518-9757. The Conference ID is MITTQ226. To listen to the live webcast of the conference call, please go to https://event.on24.com/wcc/r/5416544/7D08A1214A9046837D90BDB16266BB09 and register using the same Conference ID.

The Company issued an earnings presentation detailing its second quarter 2026 financial results, which is available on the Company’s website, www.mitt.tpg.com, under "Presentations" in the "News & Presentations" section. Additional information regarding the proposed acquisition by the Company of Cherry Hill Mortgage Investment Corporation by merger can be found in the joint press release issued today and in the investor presentation relating to the proposed acquisition, both of which are available on MITT’s website at www.mitt.tpg.com. The investor presentation is also being furnished by MITT in a Current Report on Form 8-K filed with the SEC on the date hereof.

For those unable to listen to the live call, an audio replay will be available on August 10, 2026 through 9:00 a.m. Eastern Time on September 10, 2026. To access the replay, please go to the Company’s website at www.mitt.tpg.com.

ABOUT TPG MORTGAGE INVESTMENT TRUST, INC.

TPG Mortgage Investment Trust, Inc. is a residential mortgage REIT with a focus on investing in a diversified risk-adjusted portfolio of residential mortgage-related assets in the U.S. mortgage market. The Company is externally managed and advised by AG REIT Management, LLC, an affiliate of TPG Inc. (NASDAQ: TPG).

Additional information can be found on the Company’s website at www.mitt.tpg.com.

Important Additional Information and Where to Find It

In connection with MITT’s proposed acquisition of Cherry Hill Mortgage Investment Corporation (“CHMI”) by merger (“Merger”), MITT expects to file with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 (the “Registration Statement”) that will include a prospectus of MITT and a joint proxy statement of MITT and CHMI (the “joint proxy statement/prospectus”). The joint proxy statement/prospectus will contain important information about MITT, CHMI, the proposed Merger and related matters. MITT and CHMI also expect to file with the SEC other documents regarding the Merger. The Merger will be submitted to the stockholders of CHMI for their consideration. Issuance of MITT stock in the Merger will be submitted to the stockholders of MITT for their consideration. The definitive joint proxy statement/prospectus will be sent to the stockholders of MITT and CHMI, and will contain important information about MITT, CHMI, the proposed Merger and related matters. This communication is not a substitute for any proxy statement, registration statement, tender or exchange offer statement, prospectus or other document MITT or CHMI may file with the SEC in connection with the proposed Merger and related matters. INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE REGISTRATION STATEMENT ON FORM S-4 AND THE RELATED JOINT PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER RELEVANT DOCUMENTS FILED BY MITT AND CHMI WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT MITT, CHMI AND THE PROPOSED MERGER. Investors and security holders may obtain copies of these documents free of charge (if and when they become available) through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by MITT with the SEC are also available free of charge on MITT’s website at www.mitt.tpg.com. Copies of the documents filed by CHMI with the SEC are also available free of charge on CHMI’s website at www.chmireit.com.

Participants in the Solicitation Relating to the Merger

MITT, CHMI and certain of their respective directors and executive officers and certain other affiliates of MITT and CHMI may be deemed to be participants in the solicitation of proxies from the common stockholders of CHMI and MITT in respect of the proposed Merger. Information regarding CHMI and its directors and executive officers and their ownership of common stock of CHMI can be found in CHMI’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the SEC on March 5, 2026, and in its definitive proxy statement relating to its 2026 annual meeting of stockholders, filed with the SEC on April 21, 2026. Information regarding MITT and its directors and executive officers and their ownership of common stock of MITT can be found in MITT’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the SEC on February 25, 2026, and in its definitive proxy statement relating to its 2026 annual meeting of stockholders, filed with the SEC on March 16, 2026. Additional information regarding the interests of such participants in the Merger will be included in the joint proxy statement/prospectus and other relevant documents relating to the proposed Merger when they are filed with the SEC. These documents are available free of charge on the SEC’s website and from MITT or CHMI, as applicable, using the sources indicated above.

No Offer or Solicitation

This communication and the information contained herein shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended (the “Securities Act”). This communication may be deemed to be solicitation material in respect of the proposed Merger.

FORWARD LOOKING STATEMENTS

This press release includes "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Company intends such statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and includes this statement for purposes of complying with the safe harbor provisions. Words such as "expects," "endeavor," "anticipates," "intends," "plans," "believes," "seeks," "will," "should," "may," "projects," "could," "estimates," "continue" or variations of such words and other similar expressions are intended to identify such forward-looking statements, which generally are not historical in nature, but not all forward-looking statements include such identifying words. Forward-looking statements are based on our beliefs, assumptions and expectations of our future operations, business strategies, performance, financial condition, liquidity and prospects, taking into account information currently available to us, and are not guarantees of future performance. Forward-looking statements regarding the Company include, but are not limited to, the Company’s leverage profile, the Company’s ability to consistently rotate capital into higher-returning residential investments, whether momentum at Arc Home will continue, whether the Company’s earnings will continue to support its dividend, the Company’s dividend levels, whether the Company is well positioned to drive increased earnings power, statements related to the proposed Merger, including the anticipated timing, benefits and financial and operational impact thereof, other statements of management’s belief, intentions or goals, and other statements that are not historical facts. These forward-looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. The Company believes these factors include, without limitation, changes in general economic or market conditions, including changes in inflation, tariffs, interest rates and the fair value of our assets; changes in government regulations affecting our business; the Company’s ability to grow its residential loan portfolio; changes in prepayment rates and mortgage default rates on the Company’s assets; financing needs and arrangements; MITT’s and CHMI’s ability to complete the proposed Merger on the proposed terms or on the anticipated timeline, or at all, including risks and uncertainties related to securing the necessary stockholder approval from CHMI’s and MITT’s respective stockholders and satisfaction of other closing conditions to consummate the proposed Merger; the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; risks related to diverting the attention of MITT and CHMI management from ongoing business operations; failure to realize the expected benefits of the proposed Merger; significant transaction costs and/or unknown or inestimable liabilities; the risk of stockholder litigation in connection with the proposed Merger, including resulting expense or delay; the risk that MITT’s and CHMI’s respective businesses will not be integrated successfully or that such integration may be more difficult, time-consuming or costly than expected; and effects relating to the announcement of the proposed Merger or any further announcements or the consummation of the proposed Merger on the market price of MITT’s or CHMI’s common stock; and the risk factors contained in the Company’s filings with the Securities and Exchange Commission ("SEC"), including those described under the headings "Forward-Looking Statements" and "Risk Factors" in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 and in other reports and documents filed by the Company with the SEC from time to time, which are accessible on the SEC's website, http://www.sec.gov/. Moreover, other risks and uncertainties of which the Company is not currently aware may also affect the Company’s forward-looking statements and may cause actual results and the timing of events to differ materially from those anticipated. The forward-looking statements made in this press release are made only as of the date of this press release or as of the dates indicated in the forward-looking statements, even if they are subsequently made available by the Company on its website or otherwise. The Company undertakes no obligation to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made, except as required by law. All financial information in this press release is as of June 30, 2026, unless otherwise indicated.

NON-GAAP FINANCIAL MEASURES

This press release contains EAD and Economic Leverage Ratio, non-GAAP financial measures. Our presentation of these measures may not be comparable to similarly-titled measures of other companies, who may use different calculations. These non-GAAP measures should not be considered a substitute for, or superior to, the financial measures calculated in accordance with GAAP. Our GAAP financial results and the reconciliations from these results included herein should be carefully evaluated.

NON-GAAP FINANCIAL MEASURES

Earnings Available for Distribution(4)

A reconciliation of GAAP Net Income/(loss) available to common stockholders to EAD is set forth below (in thousands, except per share data).

	Three Months Ended June 30, 2026
	Amount	Per Diluted Share(3)
Net Income/(loss) available to common stockholders	$9,092	$0.29
Add (Deduct):
Net realized (gain)/loss	1,844	0.06
Net unrealized (gain)/loss	(4,422)	(0.15)
Transaction related expenses(a)	210	0.01
Equity in (earnings)/loss from affiliates	(269)	(0.01)
EAD from equity method investments(b),(c),(d)	1,281	0.04
Earnings available for distribution	$7,736	$0.24
(a) The following table presents additional detail related to transaction related expenses excluded from EAD (in thousands). The interest expense line item relates to the amortization of deferred financing costs and the income tax expense line item relates to taxes incurred on items excluded from EAD.

Consolidated statements of operations line item:	Three Months Ended June 30, 2026
Transaction related expenses	$92
Interest expense	84
Income tax expense	34
Transaction related expenses	$210
(b) For the three months ended June 30, 2026, $(0.2) million of realized and unrealized changes in the fair value of Arc Home's mortgage servicing rights, transaction related expenses, and other asset impairments, net of related tax expense or benefit, were excluded from EAD.
(c) For the three months ended June 30, 2026, $(0.3) million of unrealized changes in the fair value of our investment in Arc Home were excluded from EAD.
(d) EAD recognized by AG Arc does not include our portion of gains recorded by Arc Home in connection with the sale of residential mortgage loans to us. There were no intra-entity profits in connection with the sale of residential mortgage loans to us recognized by Arc Home during the three months ended June 30, 2026.

Economic Leverage Ratio(8)

The calculation in the table below divides GAAP Leverage and Economic Leverage by our GAAP stockholders’ equity to derive our leverage ratios. The following table presents a reconciliation of our GAAP Leverage ratio to our Economic Leverage ratio ($ in thousands).

June 30, 2026	Leverage	Stockholders’ Equity	Leverage Ratio
Securitized debt, at fair value(a)	$6,355,237
Financing arrangements(b)	891,015
Senior unsecured notes(b)	96,858
Restricted cash posted on Financing arrangements	(8,030)
GAAP Leverage	$7,335,080	$546,004	13.4x
Non-recourse financing arrangements(a)	(6,355,237)
Economic Leverage	$979,843	$546,004	1.8x
(a) Securitized debt, at fair value is non-recourse to us.
(b) Financing arrangements and senior unsecured notes are recourse to us.

Footnotes
(1)    Book value is calculated using stockholders’ equity less the liquidation preference of our cumulative redeemable preferred stock of $228.0 million.
(2)    The economic return on equity represents the change in book value per share during the period, plus the common dividends per share declared over the period, divided by book value per share from the prior period.
(3)    Diluted per share figures are calculated using diluted weighted average outstanding shares in accordance with GAAP.
(4)    We define EAD, a non-GAAP financial measure, as Net Income/(loss) available to common stockholders excluding (i) (a) unrealized gains/(losses) on loans, real estate securities, derivatives and other investments, inclusive of our investment in AG Arc and Arc Home's net mortgage servicing rights, and (b) net realized gains/(losses) on the sale or termination of such instruments, (ii) any transaction related expenses incurred in connection with the acquisition, disposition, or securitization of our investments, (iii) the income tax effect on non-EAD income/(loss) items, and (iv) certain other nonrecurring gains or losses. Items (i) through (iv) above include any amount related to those items held in affiliated entities. EAD includes the net interest income and other income earned on our investments on a yield adjusted basis, including the net interest component of interest rate swaps, TBA dollar roll income/(loss), or any other investment activity that may earn or pay net interest or its economic equivalent. Additionally, EAD includes the net operating income/(loss) from Arc Home. Transaction related expenses are primarily comprised of costs incurred prior to or at the time of executing our securitizations and acquiring or disposing of residential mortgage loans. These costs are nonrecurring and may include underwriting fees, legal fees, diligence fees, and other similar transaction related expenses. Recurring expenses, such as servicing fees, custodial fees, trustee fees and other similar ongoing fees are not excluded from earnings available for distribution. Management considers the transaction related expenses and income taxes related to non-EAD income/(loss) items to be similar to realized losses incurred at the acquisition, disposition, or securitization of an asset and does not view them as being part of its core operations.
(5)     The Investment Portfolio consists of Residential Investments, Agency RMBS, and Legacy WMC Commercial Investments, all of which are held at fair value. Financing is inclusive of Securitized Debt, which is held at fair value, Financing Arrangements, and Senior Unsecured Notes. This press release excludes investments held through AG Arc LLC unless otherwise noted.
(6)    Net interest margin is calculated by subtracting the weighted average cost of funds on our financing from the weighted average yield for our Investment Portfolio, which excludes cash held.
(7)     We invest in Arc Home LLC, a licensed mortgage originator, through AG Arc LLC, one of our equity method investees. Our investment in AG Arc LLC represents a 66% ownership interest as of June 30, 2026.
(8)    We define GAAP Leverage as the sum of (1) Securitized debt, at fair value, (2) Financing arrangements, net of any restricted cash posted on such financing arrangements, (3) Senior Unsecured Notes, and (4) the amount payable on purchases that have not yet settled less the financing remaining on sales that have not yet settled. We define Economic Leverage, a non-GAAP financial measure, as the sum of our GAAP Leverage, exclusive of any fully non-recourse financing arrangements, and our net TBA position (at cost), if any. Our leverage does not include any financing utilized through AG Arc.
(9)     Total liquidity includes $61.6 million of cash and cash equivalents and $50.0 million of available committed financing on certain Home Equity Loans. As of June 30, 2026, we pledged Home Equity Loans with a fair value of $63.5 million in which we have no outstanding financing but have $50 million of available financing which is contractually committed.